Exhibit 32.1

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350,AS
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

        In connection with the Amended Annual Report of WindsorTech, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc Sherman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 12, 2003	/s/ Marc Sherman

Marc Sherman Chairman of the Board and Chief Executive Officer

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to WindsorTech, Inc. and will be retained by WindsorTech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350,AS
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

        In connection with the Amended Annual Report of WindsorTech, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward L. Cummings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 12, 2003	/s/ Edward L. Cummings

Edward L. Cummings Chief Financial Officer

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to WindsorTech, Inc. and will be retained by WindsorTech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.